Business Combinations	12 Months Ended
Dec. 31, 2017
Business Combinations [Abstract]
Business Combinations
Business combinations
On November 22, 2016, we concluded the acquisition of HMI and obtained control through acquiring 100 percent of the issued share capital of HMI, for a total consideration of EUR 3.0 billion. There were no contingent consideration arrangements. The total consideration was allocated to other intangible assets of EUR 606.7 million, other net assets of EUR 259.2 million and goodwill of EUR 2,115.0 million.
HMI is the world’s leading provider of e-beam inspection tools and solutions for defect control and yield management in the advanced semiconductor manufacturing process for R&D and high-volume production. HMI is headquartered in Hsinchu, Taiwan, where the business operations are primarily carried out. Other sites where HMI is located are in Tainan, Taiwan (manufacturing), Beijing, China (R&D and manufacturing), San Jose, US (R&D and technical support), Kyungki-do, South-Korea (sales and technical support) and Tokyo, Japan (sales and technical support).
With the acquisition of HMI, we entered into two new markets, being wafer inspection as well as mask inspection for EUV lithography. In addition, we expand our efforts in the process control market. The combination of ASML and HMI allows us to further enhance our product offering at an accelerated pace. The metrology technologies are complementary (in short, HMI provides hardware and ASML’s computational lithography division ASML Brion provides software) and when combined, they offer the chance to significantly improve process control, and hence yields, for customers. As such, the acquisition further enables us to provide Holistic Lithography and process control.
The majority of the goodwill arising on the acquisition of HMI is attributable to buyer specific synergies, net sales and profits assigned to future multi-beam technology, net sales and profits assigned to next generation single-beam technology and HMI workforce. Synergies relate to the unique combination of HMI’s inspection tools and our defect prediction/pattern fidelity control software.
In the period between the date of acquisition and December 31, 2016 HMI contributed EUR 25.7 million to net sales and a loss of EUR 5.4 million to net income (including a charge of EUR 13.7 million related to the purchase price allocation adjustments).
In 2016, we incurred EUR 18.7 million transaction costs relating to the acquisition of HMI. These costs are included in SG&A.